Exhibit 10.14

REGISTRATION RIGHTS AGREEMENT

by and among

HILTON WORLDWIDE HOLDINGS INC.

and

the other parties hereto

Dated as of [            ], 201[    ]

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated as of             (this “Agreement”) is entered into by and among Hilton Worldwide Holdings Inc. (the “Company”) and the Eligible Holders (as defined below).

RECITALS

WHEREAS, Hilton Global Holdings LLC, a Delaware limited liability company (“Hilton Global”), has distributed to its members shares of Common Stock (as defined below) in accordance with the Amended and Restated Limited Liability Company Agreement of Hilton Global, dated as of April 7, 2010, as amended, modified or supplemented from time to time (the “LLC Agreement”);

WHEREAS, under the terms of the LLC Agreement, the Managing Member (as defined below) is required to cause the Company to enter into this Agreement with Hilton Global and any Member (as defined in the LLC Agreement) who wishes to enter into this Agreement; and

WHEREAS, the Company desires to enter into this Agreement to provide for the rights and obligations set forth herein with respect to the Registrable Securities (as defined below) owned by the parties hereto.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, each intending to be legally bound, agree as follows:

1. Definitions The following terms shall have the following meanings for purposes of this Agreement:

“Affiliate” when used with reference to another Person means any Person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such other Person. For purposes of this definition, the term “control” (including the correlative terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble hereto.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks in the State of New York are required or authorized to close.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” has the meaning set forth in the preamble hereto.

“Distributed Shares” has the meaning set forth in the LLC Agreement.

“Eligible Holder” means any party to this Agreement (other than the Company) that then holds Registrable Securities at the time the rights set forth herein are applicable.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar or successor statute.

“Expenses” means all costs and expenses incurred by the Company in connection with its performance of or compliance with its obligations under this Agreement, including (i) all registration, filing, listing, stock exchange and FINRA fees (including all fees and expenses of any “qualified independent underwriter” required by the rules of FINRA); (ii) all fees and expenses of complying with state securities or blue sky laws (including the reasonable fees, disbursements and other charges of counsel for the underwriters in connection with blue sky filings); (iii) all word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, all rating agency fees, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, including the expenses incurred in connection with “cold comfort” letters required by or incident to such performance and compliance; but excluding underwriting discounts and commissions and applicable transfer taxes, if any, in each case relating to the Registrable Securities sold by the Eligible Holders, which discounts, commissions and transfer taxes shall be borne by the Eligible Holders; and (iv) fees and expenses of one counsel for holders of Registrable Securities whose shares are included in a registration statement, which counsel shall be selected by the holders of a majority of the Registrable Securities (other than Registrable Securities held by a Sponsor Member or any of its Affiliates if the Company is Controlled by a Sponsor Member or any of its Affiliates at the time of such selection) included in such registration statement.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Floor Price” has the meaning set forth in Section 12(c).

“Holdback Period” has the meaning set forth in Section 9.

“Indemnified Party” has the meaning set forth in Section 8(c).

“Indemnifying Party” has the meaning set forth in Section 8(c).

“Initial Transfer Restriction Expiration” has the meaning set forth in Section 2(b).

“LLC Agreement” has the meaning set forth in the preamble hereto.

“Losses” has the meaning set forth in Section 8(a).

“Participating Holder” has the meaning set forth in Section 12(a).

“Participation Notice” has the meaning set forth in Section 12(c).

“Person” means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, or any other legal entity.

“Proposed Sale” has the meaning set forth in Section 12(a).

“Registrable Securities” means (i) any share of Common Stock that is a Distributed Share; (ii) any share of Common Stock that is owned by Hilton Global, any Sponsor Member or any Affiliate thereof to whom the rights under this Agreement were assigned in accordance with Section 13(c); and (iii) any other share of Common Stock issued or issuable with respect to any of the shares referred to in clauses (i) and (ii) upon the conversion or exercise of any warrant, right or other security that is issued by way of share split, share dividend, recapitalization, exchange or similar event; provided that any such shares shall cease to be Registrable Securities if (x) they are Transferred by an Eligible Holder in a transaction in which the Eligible Holder’s rights under this Agreement are not assigned to the transferee of such securities in accordance with Section 13(c), (y) they may be sold pursuant to Rule 144 without limitation thereunder on volume or manner of sale unless such Registrable Securities are held by an Eligible Holder that (together with its Affiliates) holds Registrable Securities representing more than 5% of the outstanding shares of Common Stock of the Company) or (z) they shall have ceased to be outstanding.

“Requisite Approval” means the approval of the holders of more than 50% of the Registrable Securities owned by Eligible Holders (other than Registrable Securities owned by any Sponsor Member or Affiliate thereof); provided, however that if, as of the date of any such approval, the Company has been informed that there is an Eligible Holder (other than any Sponsor Member or Affiliate thereof) that, individually or together with its Affiliates, owns a number of Registrable Securities equal to at least 35% of the aggregate number of Registrable Securities owned by Eligible Holders (other than Registrable Securities owned by any Sponsor Member or Affiliate thereof), then the reference to “50%” above shall be deemed to be a reference to “60%”.

“Rule 144”, “Rule 159A”, “Rule 405” and “Rule 415” means, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same may be amended from time to time.

“Sale Notice” has the meaning set forth in Section 12(a).

“Sale Participation Percentage” has the meaning set forth in Section 12(b)(i).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any similar or successor statute.

“Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.

“Sponsor Member” has the meaning set forth in the LLC Agreement.

“Sponsor Seller” has the meaning set forth in Section 12(a).

“Third Party Holder” means any holder (other than an Eligible Holder) of shares of Common Stock who has a contractual right to participate in a registered offering of shares of Common Stock.

“Transfer” means, as applicable in the context used, either: (i) any transfer, sale, assignment, exchange or other disposition; or (ii) to transfer, sell, assign, exchange or otherwise dispose of.

(b) The definitions in this Section 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references to “Sections” shall refer to Sections of this Agreement unless otherwise specified. The words “hereof” and “herein” and similar terms shall relate to this Agreement. Except as otherwise expressly set forth herein, any consent that is required to be given by any Person under this Agreement may be given or not given in the applicable Person’s sole discretion. This Agreement shall be construed without regard to any presumption or rule requiring construction or other interpretation against the party drafting or causing any instrument to be drafted.

2.	Shelf Registration.

(a) Subject to the terms and conditions of this Agreement, the Company covenants and agrees that as promptly as practicable after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form thereto) with the SEC (or, if the Company is so eligible as of the date of this Agreement, as promptly as practicable after the date of this Agreement), the Company shall prepare and file with the SEC a Shelf Registration Statement covering the resale of all Registrable Securities held by Eligible Holders (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover such Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective as promptly as practicable following such filing and, subject to Section 5, to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). If the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement may be designated by the Company as an automatic Shelf Registration Statement. Any registration pursuant to this Section 2(a) shall be effected by means of a Registration Statement on Form S-3 (or any successor form thereto) under Rule 415 under the Securities Act (a “Shelf Registration Statement”).

(b) Notwithstanding Section 2(a), the Company shall not be required to (x) file a Shelf Registration Statement at any time prior to such time as the restrictions on Transfer of Distributed Shares pursuant to clause (i) of Section 9.1(a) of the LLC Agreement are scheduled to expire (the “Initial Transfer Restriction Expiration”); provided that if at the Initial

Transfer Restriction Expiration, the Company would be required to file a Shelf Registration Statement pursuant to Section 2(a) and would not be eligible to file an automatic Shelf Registration Statement, then the Company shall file a Shelf Registration Statement no less than three (3) months prior to the Initial Transfer Restriction Expiration if the Company is then eligible to file a Registration Statement on Form S-3 (or any successor form thereto) under Rule 415 under the Securities Act or (y) permit a resale of Registrable Securities from an effective Shelf Registration Statement: (i) with respect to any Registrable Securities that are not permitted to be Transferred at such time pursuant to Section 9.1 of the LLC Agreement or pursuant to any other agreement by which the holder thereof is bound; (ii) with respect to securities that are not Registrable Securities; or (iii) under the circumstances described in Section 5.

3.	Piggyback Registration.

(a) Whenever the Company proposes to file a registration statement under the Securities Act after the date of this Agreement with respect to an underwritten offering (whether underwritten on a firm commitment or best efforts basis) of Common Stock (whether or not for its own account) (a “Piggyback Registration”), the Company will give prior written notice to each Eligible Holder of its intention to effect such a registration and will include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days following receipt of the Company’s notice. Each Eligible Holder’s right to include Registrable Securities in the registration pursuant to this Section 3(a) will be conditioned upon such Person’s entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Any Eligible Holder that has made a written request to include Registrable Securities in a Piggyback Registration may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter(s) on or before the Business Day prior to the planned effective date of such Piggyback Registration.

(b) If the managing underwriter(s) of any offering involving a Piggyback Registration advise the Company that in their reasonable opinion the number of shares of Common Stock requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of shares of Common Stock that in the reasonable opinion of such underwriter(s) can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which shares of Common Stock will be so included in the following order of priority: (i) first, the shares of Common Stock the Company proposes to sell, if any, and (ii) second, the shares of Common Stock owned by Eligible Holders for which a proper request for inclusion has been made pursuant to Section 3(a) and the shares of Common Stock owned by any Third Party Holder for which a proper request for inclusion has been made, allocated pro rata among such Eligible Holders and Third Party Holders, on the basis of the aggregate number of Registrable Securities requested to be included in such Piggyback Registration by each such Eligible Holder and the aggregate number of shares of Common Stock owned by each such Third Party Holder for which a proper request for inclusion has been made.

(c) The Company may terminate or withdraw any Piggyback Registration prior to the effectiveness of such Piggyback Registration, whether or not any Eligible Holder has elected to include Registrable Securities in such registration and the Company shall have no liability to any Eligible Holder arising from, relating to or in connection with the pursuit, consummation, postponement, abandonment or terms and conditions of any such Piggyback Registration except to the extent the Company shall have failed to comply with the provisions of this Agreement in connection therewith.

(d) Notwithstanding Section 3(a), the Company shall not be required to (x) comply with Section 3(a) with respect to any registration statement of the Company that is declared effective prior to the Initial Transfer Restriction Expiration or (y) include in any Piggyback Registration (i) any Registrable Securities that are not permitted to be Transferred pursuant to Section 9.1 of the LLC Agreement or pursuant to any other agreement by which the holder thereof is bound at the time the registration statement filed with the SEC with respect to such Piggyback Registration is declared effective or (ii) any securities that are not Registrable Securities.

4.     Registration Procedures. Whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective registration statement under this Agreement, the Company shall, as promptly as practicable:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and/or a prospectus or prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement and, subject to Section 5, keep such registration statement effective or such prospectus or prospectus supplement current; provided that at least three (3) Business Days in advance of filing such registration statement and/ or prospectus and/or prospectus supplement with the SEC, the Company shall furnish to the relevant Eligible Holder a copy of any statements, if any, relating to such Eligible Holder proposed to be included therein and shall not file with the SEC any statements relating to such Eligible Holder to which such Eligible Holder reasonably objects in writing.

(b) Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; provided that at least three (3) Business Days in advance of filing any such amendments and supplements with the SEC, the Company shall furnish to the relevant Eligible Holder a copy of any statements, if any, relating to such Eligible Holder proposed to be included therein that were not previously included in the applicable registration statement and/or prospectus and/or prospectus supplement and shall not file with the SEC any statements relating to such Eligible Holder to which such Eligible Holder reasonably objects in writing.

(c) Furnish to the Eligible Holders of Registrable Securities covered by such registration, promptly after the same is prepared and filed with the SEC, such number of copies of the applicable registration statement and each such amendment and supplement thereto

(including in each case all documents incorporated by reference and all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request from time to time in order to facilitate the disposition of Registrable Securities owned by them. The Company hereby consents to the use of each such prospectus and each amendment or supplement thereto by each of the Eligible Holders in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto, subject to clause (h) below and Section 5.

(d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or “Blue Sky” laws of such jurisdictions as shall be reasonably requested by the Eligible Holders of Registrable Securities covered by such registration or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such Eligible Holder to consummate the disposition in such jurisdictions of the securities owned by such Eligible Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.

(e) Notify each Eligible Holder of Registrable Securities covered by such registration, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the applicable prospectus, as then in effect, includes financial statements that are ineligible for inclusion therein or an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

(f) Notify each Eligible Holder of Registrable Securities covered by such registration in writing (i) when any registration statement filed pursuant to Section 2(a) or any amendment thereto has been filed with the SEC and when such registration statement or any post-effective amendment thereto has become or has been declared effective; (ii) of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information, in each case, related to such Eligible Holder; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (v) of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading; and (vi) of any SEC comments to a registration statement received by the Company in writing to the extent such comments relate to disclosure relating to such Eligible Holder.

(g) Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement covering any Registrable Securities at the earliest practicable time.

(h) Upon the occurrence of any event contemplated by Section 4(e), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Eligible Holders of Registrable Securities covered by such registration, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Eligible Holders to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Eligible Holders shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense).

(i) Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Eligible Holders of Registrable Securities covered by such registration. In connection therewith, if required by the Company’s transfer agent, the Company shall, promptly after the effectiveness of a registration statement, cause an opinion of counsel as to the effectiveness of such registration statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the Eligible Holder of such shares of Registrable Securities under such registration statement.

(j) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering, and take all such other customary actions as the managing underwriter(s) reasonably request in order to facilitate the disposition of the Registrable Securities included in such offering, including promptly including in a prospectus supplement or amendment such information as the managing underwriter(s) may reasonably request in order to permit the intended method of distribution of such Registrable Securities and making all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(k) Cause all such Registrable Securities to be listed on any national securities exchange or automated quotation system on which shares of Common Stock are then listed or quoted.

(l) Cooperate with Eligible Holders of Registrable Securities covered by such registration and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Eligible Holders or the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities.

(m) Solely in connection with a Shelf Registration Statement, if requested by any Eligible Holder of Registrable Securities, promptly include in a prospectus supplement or amendment such information as the Eligible Holder may reasonably request in order to permit the intended method of distribution of such Registrable Securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(n) Timely provide to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(o) Otherwise comply in all material respects with all applicable rules and regulations of the SEC in connection with any registration statement and the disposition of all Registrable Securities covered by such registration statement.

5.     Suspension of Sales. The Company shall not be obligated to file any registration statement, or file any amendment or supplement to any registration statement, and may suspend the registration process and/or any Eligible Holder’s ability to use a prospectus, at any time, if the Company shall furnish to the affected Eligible Holders a certificate signed by an executive officer of the Company stating that in the good faith judgment of the Board of Directors, (i) the continuation of the registration process at the time requested would adversely affect a pending or proposed material financing or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto or (ii) the registration statement and any applicable prospectus contains or would contain a material misstatement of fact or an omission of a material fact as a result of an event described in clause (i); provided that the Eligible Holders’ rights to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the preceding sentence, (x) in the case of clause (i) above, following the abandonment or consummation of any of the proposals or transactions set forth in such clause (i), (y) in the case of clause (ii) above, following such time as the Board of Directors no longer believes, in its good faith judgment, that the registration statement and any applicable prospectus would contain a material misstatement of fact or an omission of a material fact as a result of an event described in clause (i) above; provided that the Company will use its reasonable best efforts to update the disclosure in such registration statement and prospectus (whether by amendment or incorporation by reference) as soon as practicable so that such registration statement and prospectus will not contain a material misstatement of fact or omission, or (z) in any event, in the case of either clause (i) or clause (ii) above, for more than ninety (90) days after the date of the Board of Directors’ determination. The Company shall give notice to the Eligible Holders of Registrable Securities covered by such registration that the registration process has been suspended and upon notice duly given, each Eligible Holder agrees not to sell any shares of Registrable Securities pursuant to any registration statement or applicable prospectus until such Eligible Holder’s receipt of copies of a supplemented or amended prospectus, or until it is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company shall not be permitted to deliver a notice of suspension, nor exercise its rights of suspension under this Section 5, more than twice in any twelve (12) month period.

6.     Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 or Section 3 with respect to the Registrable Securities of an Eligible Holder that such Eligible Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as the Company may reasonably request in order to effect the registration of such Holder’s Registrable Securities.

7.     Expenses of Registration. Except as provided in Section 12, all Expenses shall be borne by the Company.

8.     Indemnification.

(a) In the event of any registration of Registrable Securities under the Securities Act pursuant to Section 2 or Section 3 of this Agreement, the Company agrees, to the fullest extent permitted by law, to indemnify each Eligible Holder who sells Registrable Securities covered by the applicable registration statement and its agents, representatives and Affiliates, and, if an Eligible Holder is a Person other than an individual, also such Eligible Holder’s officers, directors, employees, partners, members and stockholders, and each Person, if any, that controls an Eligible Holder within the meaning of the Securities Act, and the officers, directors, employees, partners, members and stockholders of each such controlling Person, against any and all losses, claims, damages, actions, liabilities, costs and expenses, including reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims, damages, actions, liabilities, costs and expenses (“Losses”) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which Registrable Securities of such Eligible Holder were registered under the Securities Act, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Eligible Holder (or any amendment or supplement thereto), (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration; provided, that the Company shall not be liable to such Indemnified Party in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any such free writing prospectus (or any amendment or supplement thereto), made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Party or its affiliated Eligible Holder expressly for use therein. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Eligible Holder or any other Indemnified Party and will survive the Transfer of such Registrable Securities by any Eligible Holder or any termination of this Agreement.

(b) In connection with any registration in which any Registrable Securities of an Eligible Holder are included, such Eligible Holder agrees, to the fullest extent permitted by law, severally and not jointly, to indemnify the Company and the Company’s officers, directors, employees, partners, members, stockholders, agents, representatives and Affiliates, and each Person, if any, that controls the Company within the meaning of the Securities Act and the officers, directors, employees, partners, members and stockholders of each such controlling Person, and each other Eligible Holder, each of such other Eligible Holder’s officers, directors, employees, partners, members, stockholders, agents, representatives and Affiliates, and each Person, if any, that controls each such other Eligible Holder within the meaning of the Securities Act and the officers, directors, employees, partners, members and stockholders of each such controlling Person, against any and all Losses arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which Registrable Securities were registered under the Securities Act, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus prepared by the Company or authorized by it in writing for use by such Eligible Holder (or any amendment or supplement thereto) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and with respect to each of clauses (i) and (ii) above, only to the extent such statements or omissions were actually made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Eligible Holder expressly for use in such registration statement; provided, however, that the aggregate liability of any Eligible Holder under this Section 8(b) shall not exceed the dollar amount of the proceeds actually received by such Eligible Holder after deduction of underwriting discounts and commissions upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any other Indemnified Party and will survive the Transfer of Registrable Securities by such Eligible Holder or any termination of this Agreement.

(c) Each party entitled to indemnification under this Section 8 (an “Indemnified Party”) shall give notice to the party required to provide such indemnification (an “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom (which counsel must be reasonably acceptable to the Indemnified Party); provided, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8, except to the extent that such failure to give notice materially prejudices the Indemnifying Party in the defense of any such claim or any such litigation; provided, further, that an Indemnified Party may employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; (ii) the Indemnifying Party fails to promptly assume the defense of any such claim or litigation; or (iii) if in the Indemnified Party’s reasonable judgment a conflict of interest exists between such Indemnified Party and such Indemnifying Party, in which case the Indemnified Party shall have the right to employ counsel at the expense of the Indemnifying Party; provided, further, that the Indemnifying Party shall not, in connection with any such claim or litigation in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement or consent to entry of any judgment made in respect of any such claim or litigation without its prior written consent (such consent not to be unreasonably withheld). An Indemnifying Party shall not consent to entry of any judgment or enter into any settlement in respect of any such claim or litigation without the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld) unless (i) such judgment or settlement includes as a term thereof the giving by the claimant or plaintiff therein to such Indemnified Party of an unconditional release from all liability with respect to such claim or litigation, (ii) such judgment or settlement does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnified Party and (iii) any such judgment or settlement involves solely the payment of money and any sums payable in connection with such judgment or settlement are paid in full by the Indemnifying Party.

(d) In order to provide for just and equitable contribution in case indemnification is prohibited or limited by law, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such actions; provided, however, that, in any case, (i) no Eligible Holder will be required to contribute any amount in excess of the proceeds after deduction of underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.

9.     Holdback. Each Eligible Holder hereby agrees in connection with an underwritten public offering of equity securities of the Company (whether or not for the Company’s account), if a Sponsor Member or any of its Affiliates agrees with the managing underwriter(s) for such offering not to Transfer any shares of Common Stock, such Eligible Holder shall not Transfer any Registrable Securities (other than those included in the registration) during the period that any Sponsor Member or its Affiliates has agreed not to Transfer shares of Common Stock (which period shall in no event exceed ninety (90) days from the date of the prospectus used in connection with any such offering) (such period, a “Holdback Period”) without the prior written consent of the managing underwriter(s). Each Eligible Holder agrees that it shall deliver to the managing underwriter(s) of any public offering a customary agreement reflecting its agreement set forth in the first sentence of this Section 9; provided that any release under such agreement shall be effected among the Eligible Holders on a pro rata basis based on the number of Registrable Securities then owned by them. If the Company (a) issues an earnings release or discloses other material information or a material event relating to the Company occurs during the last seventeen (17) days of any Holdback Period or (b) prior to the expiration of any Holdback Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning upon the expiration of such period, then to the extent necessary for the managing underwriter(s) to comply with FINRA Rule 2711(f)(4), the applicable Holdback Period will be extended until eighteen (18) days after the earnings release or disclosure of other material information or the occurrence of the material event, as the case may be. The foregoing provisions of this Section 9 shall not apply to any Eligible Holder who is not selling any Registrable Securities in the applicable offering.

10.     Rule 144 Reporting. With a view to making available to the Eligible Holders the benefits of certain rules and regulations of the SEC which may permit the sale of shares of Common Stock to the public without registration, the Company agrees, as long as Registrable Securities remain outstanding, to use its reasonable best efforts to:

(a) make publicly available such information as is required to permit sales pursuant to Rule 144; and

(b) so long as any Eligible Holder owns any Registrable Securities (or any shares of Common Stock that would constitute Registrable Securities if not for clause (x) contained in the proviso of the definition thereof), furnish to such Eligible Holder forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144.

Notwithstanding the foregoing, the Company shall not be required to comply with the foregoing provisions of this Section 10 until the Initial Transfer Restriction Expiration.

11.     Limitation on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant piggyback registration rights to such holder or prospective holder that have a higher priority in a Piggyback Registration than the Eligible Holders have in such Piggyback Registration.

12.     Participation Rights.

(a) If any Eligible Holder that is a Sponsor Member or an Affiliate of a Sponsor Member (a “Sponsor Seller”) intends to sell any shares of Common Stock pursuant to a Shelf Registration Statement (other than a sale for which the piggyback registration rights set forth in Section 3 apply) or pursuant to Rule 144 (each, a “Proposed Sale”) at a time when the Sponsor Seller and its Affiliates collectively own prior to such sale 25% or more of the outstanding shares of Common Stock of the Company, then the Sponsor Seller shall furnish to each Eligible Holder that (together with its Affiliates) then owns Registrable Securities representing more than 5% of the outstanding shares of Common Stock of the Company (other than a Sponsor Member or any Affiliate of a Sponsor Member) (a “Participating Holder”), a written notice of such Proposed Sale (a “Sale Notice”).

(b) The Sale Notice will include:

(i) (A) The number of shares of Common Stock that the Sponsor Seller intends to sell in the Proposed Sale, (B) the anticipated date of the Proposed Sale, if known, (C)

the agreed price per share of Common Stock to be received in the Proposed Sale or the agreed discount to the market price of a share of Common Stock to be received in the Proposed Sale, in each case, if known, and (D) the fraction, expressed as a percentage, determined by dividing the number of shares of Registrable Securities owned by such Participating Holder by the sum of (x) the aggregate number of shares of Registrable Securities owned by the Sponsor Seller and its Affiliates and (y) the aggregate number of shares of Registrable Securities owned by all Participating Holders (the “Sale Participation Percentage”); and

(ii) an invitation to each Participating Holder to include in the Proposed Sale on the same terms and conditions as the Sponsor Seller a number of Registrable Securities owned by the Participating Holder (not to exceed the product of (x) the number of shares of Common Stock proposed to be sold in the Proposed Sale as set forth in the Sale Notice and (y) such holder’s Sale Participation Percentage).

(c) In order to elect to exercise the participation rights provided by this Section 12, a Participating Holder must, within forty eight hours following receipt of the Sale Notice, deliver a notice (the “Participation Notice”) to the Sponsor Seller (i) indicating its desire to exercise its participation rights, (ii) indicating the minimum price per share of Common Stock at which such Participating Holder is willing to sell shares of Common Stock in the Proposed Sale (which price shall not take into account any discounts, commissions or other costs in connection with the Proposed Sale) (the “Floor Price”) and (iii) specifying the number of Registrable Securities it desires to sell in the Proposed Sale (not to exceed the product of (x) the number of shares of Common Stock proposed to be sold in the Proposed Sale as set forth in the Sale Notice and (y) such holder’s Sale Participation Percentage). Each Participating Holder who does not deliver a Participation Notice in compliance with the above requirements, including the time period, shall be deemed to have waived all of such Participating Holder’s rights under this Section 12 with respect to such Proposed Sale.

(d) Following the expiration of the above time period, (i) each Participating Holder that has properly delivered a Participation Notice shall be obligated to sell in the Proposed Sale the number of shares of Registrable Securities properly set forth in such Participating Holder’s Participation Notice on the same terms and conditions as the Sponsor Seller in the Proposed Sale (provided that the price per share in the Proposed Sale equals or exceeds the Floor Price) and (ii) the Sponsor Seller shall be permitted to sell in the Proposed Sale up to a number of shares of Common Stock equal to the difference between (x) the number of shares of Common Stock proposed to be sold in the Proposed Sale as set forth in the Sale Notice and (y) the number of shares of Registrable Securities properly set forth in all Participation Notices for which the price per share in the Proposed Sale equals or exceeds the applicable Floor Price. The Sponsor Seller shall notify each Participating Holder that has properly delivered a Participation Notice promptly after determining the price per share to be received in the Proposed Sale (it being understood that such price per share may not be known until after the consummation of the Proposed Sale and each Participating Holder that has properly delivered a Participation Notice to sell Registrable Securities in the Proposed Sale shall be obligated to sell in the Proposed Sale notwithstanding that the price per share may not be known until after consummation of the Proposed Sale provided that such price per share in the Proposed Sale equals or exceeds the Floor Price).

(e) In order to be entitled to exercise its right to sell Registrable Securities in the Proposed Sale pursuant to this Section 12, each Participating Holder must agree to make the same representations, warranties, covenants, indemnities and agreements, including agreements relating to confidentiality, if any, as the Sponsor Seller agrees to make in connection with the Proposed Sale and to take or cause to be taken all other actions as may be reasonably necessary to consummate the Proposed Sale; provided that (x) in no event shall a Participating Holder be required to make representations and warranties or provide indemnities as to any other Person and (y) any liability relating to representations and warranties (and related indemnities) or other indemnification obligations regarding the business of the Company in connection with the Proposed Sale shall be shared by all Eligible Holders pro rata in proportion to the number of shares being sold by each such Person in the Proposed Sale; provided that in no event shall the aggregate amount of liability for each Participating Holder exceed the dollar value of the total consideration paid to such Participating Holder in the Proposed Sale. The Sponsor Seller and each Participating Holder that participates in a Proposed Sale will be responsible for its (i) own attorney’s fees and expenses incurred in connection with the Proposed Sale and (ii) proportionate share of the other actual costs incurred by the Sponsor Seller in connection with the Proposed Sale (other than any payments to an Affiliate of the Sponsor Seller, which shall be borne entirely by the Sponsor Seller).

(f) If any Participating Holder exercises its rights under this Section 12, the closing of the sale of the Registrable Securities with respect to which such rights have been exercised will take place concurrently with the closing of the sale of the Sponsor Seller’s shares of Common Stock in the Proposed Sale. If the closing of the Proposed Sale shall not have occurred by the date that is seven (7) days after the expiration of the forty eight (48) hour period described in Section 12(c), the Proposed Sale may not be effected without complying again with the notice and other requirements of this Section 12.

(g) The Sponsor Seller shall, in its sole discretion, decide whether or not to pursue, consummate, postpone or abandon any Proposed Sale and the terms and conditions thereof. Neither the Sponsor Seller nor any of its Affiliates shall have any liability under this Agreement to any Participating Holder arising from, relating to or in connection with the pursuit, consummation, postponement, abandonment or terms and conditions of any Proposed Sale except to the extent such Sponsor Seller shall have failed to comply with the provisions of this Section 12.

13.     Miscellaneous.

(a)     Amendments and Waivers. Any provision of this Agreement may be amended, modified or waived if, but only if, the written consent to such amendment, modification or waiver has been obtained from (i) the Company; (ii) each Sponsor Member and Affiliate thereof (including Hilton Global) that is a party hereto; and (iii) the Eligible Holders constituting the Requisite Approval; provided, however, that any modification, amendment or waiver of this Agreement that would subject any Eligible Holder to adverse differential treatment shall require the agreement of each such differentially treated Eligible Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates only to the rights of certain holders of Registrable Securities and that does not affect the rights of the other holders of Registrable Securities shall be effective if given by (i) each

Sponsor Member and Affiliate thereof (including Hilton Global) party hereto whose rights are affected by such waiver or consent and (ii) holders of at least a majority of the Registrable Securities owned by the holders whose rights are affected by such waiver or consent (other than any Sponsor Member or Affiliate thereof). For the avoidance of doubt, the Company may from time to time add additional parties to this Agreement to the extent required to do so under Section 9.4 of the LLC Agreement or as contemplated under Section 13(c) and such action shall not require the consent of any Eligible Holder. In order to become a party to this Agreement, such additional party must execute a joinder agreement, in form and substance reasonably satisfactory to the Company, evidencing such party’s agreement to be bound hereby as an Eligible Holder, and upon the Company’s receipt of any such additional Eligible Holder’s executed joinder agreement, such additional Eligible Holder shall be deemed to be a party hereto and bound hereby.

(b) Notices. All notices, requests, consents or other communications to the Company or any Eligible Holder hereunder shall be in writing and shall be given:

(i) if to the Company, at the following address, facsimile number or email address:

Hilton Worldwide Holdings Inc.

7930 Jones Branch Drive, Suite 1100

McLean, VA 22102

Email:           [                                ]

Attention:     General Counsel

Fax:               [                                ]

with a copy (not constituting notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Joshua Ford Bonnie, Esq.

Fax: (212) 455-2502

(ii) if to an Eligible Holder, at the Eligible Holder’s address, facsimile number or email address reflected in the books and records of the Company; or such other address, facsimile number or email address as the Company may hereafter specify by written notice to the other parties hereto or as an Eligible Holder may hereafter specify by written notice to the Company.

Each such notice, request, consent or other communication shall be given by hand delivery, by a nationally recognized overnight courier service, by facsimile or by email (provided that email delivery shall only be permitted, and overnight courier service shall not be permitted, with respect to any notices, requests, consents or other communications given in connection with the transactions contemplated by Section 12) and shall be deemed to be delivered (i) if delivered by hand, when delivered at the address specified in this Section 13(b); (ii) if delivered by nationally recognized overnight courier service, on the second Business Day following delivery to such service ; (iii) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 13(b) and the appropriate answer back or confirmation is received; or (iv) if given by email, when such email is transmitted to the email address specified in this Section 13(b).

(c) Assignment; Successors and Assigns. No Eligible Holder shall assign all or any part of its rights or obligations under this Agreement to any Person without the prior written consent of the Company; provided, however, that, without the prior written consent of the Company, (i) the rights and obligations under this Agreement with respect to Registrable Securities that are Transferred by an Eligible Holder to any of its Affiliates may be assigned to the Affiliate to whom such Registrable Securities are Transferred and (ii) the rights and obligations under this Agreement with respect to Registrable Securities that are Transferred by an Original Non-Sponsor Member (as defined in the LLC Agreement) or any of its Affiliates may be assigned to any Person to whom such Registrable Securities are Transferred if the Registrable Securities that are so Transferred represent more than 5% of the outstanding shares of Common Stock of the Company, so long as in each such case, the applicable Transferee executes and delivers a joinder agreement, in form and substance reasonably satisfactory to the Company, evidencing such Transferee’s agreement to be bound hereby as an Eligible Holder. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

(d) Counterparts. This Agreement and any amendment hereto may be executed in any number of counterparts, all of which together shall constitute a single instrument. Signatures of a party to this Agreement that are delivered by facsimile transmission or other electronic delivery shall be binding as evidence of acceptance of the terms hereof by such party.

(e) Headings. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

(f) Governing Law. This Agreement is governed by and shall be construed in accordance with the law of the State of Delaware.

(g) Proceedings. In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement, each of the Eligible Holders and the Company unconditionally accepts the exclusive jurisdiction and venue of any United States District Court located in the State of Delaware, or of the Court of Chancery of the State of Delaware, and the appellate courts to which orders and judgments thereof may be appealed. In any such judicial proceeding, the parties hereto agree that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by law, service of process may be made by delivery provided pursuant to the directions in Section 13(b). EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(h) Severability. If any provision of this Agreement, or the application of such provision to any Person or circumstance or in any jurisdiction, shall be held to be invalid or unenforceable to any extent, (i) the remainder of this Agreement shall not be affected thereby, and each other provision hereof shall be valid and enforceable to the fullest extent permitted by law; (ii) as to such Person or circumstance or in such jurisdiction such provision shall be reformed to be valid and enforceable to the fullest extent permitted by law; and (iii) the application of such provision to other Persons or circumstances or in other jurisdictions shall not be affected thereby.

(i) No Waiver. Neither the failure nor delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

(j) Entire Agreement; Third Party Beneficiaries. This Agreement and the LLC Agreement embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, warranties, covenants or undertakings among the parties relating to the subject matter of this Agreement, other than as expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matters, other than the LLC Agreement. Except for the provisions of Section 8, which shall be enforceable by any Indemnified Party, this Agreement is not intended to, and does not, confer any rights or remedies upon any Person other than the parties hereto.

(k) Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for a breach or threatened breach by the Company of the terms hereof and, consequently, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, that the equitable remedy of specific performance of the terms hereof will be available to each Eligible Holder in the event of any such breach.

(l) Confidentiality. Each Eligible Holder agrees that any information provided by or on behalf of the Company or any of its Affiliates pursuant to this Agreement shall be subject to the provisions of Section 11.2 of the LLC Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

HILTON WORLDWIDE HOLDINGS INC.

By:
Name:
Title:

[Eligible Holders]

By:
Name:
Title: